Other income	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Other income
14. Other income
Other income includes grant income, in addition immaterial amounts from other sources. The Group receives income through government grants for specific research and development projects. The Group recognizes grant income as it performs research and development activities specified by the grant agreements. Total grant income was €0.2 million, €0.03 million, and €2.9 million during the years ended December 31, 2020, 2019 and 2018, respectively. There are no unfulfilled conditions or contingencies attached to these grants.

The Group had the following deferred income and receivable balances under these agreements:

	As of
	December 31, 2020	December 31, 2019
	(Euros in thousands)
Receivables	875	998
Deferred income	—	164

Total	875	1,162

The Group classifies receivables under these agreements within other current assets, while it presents deferred income within other current liabilities.